UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2017 (February 7, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously disclosed in Dynegy Inc.’s (“Dynegy”) Current Report on Form 8-K filed on March 1, 2016 (the “Initial 8-K”), Dynegy entered into a Stock Purchase Agreement (the “PIPE Stock Purchase Agreement”) with Terawatt Holdings, LP, a Delaware limited partnership affiliated with Energy Capital Partners III, LLC (“Terawatt”).  Pursuant to the PIPE Stock Purchase Agreement, on February 7, 2017 (the “Closing Date”), Dynegy sold and issued to Terawatt 13,711,152 shares (the “PIPE Shares”) of Dynegy’s common stock, $0.01 par value per share (the “Common Stock”), for an aggregate purchase price equal to $150 million (the “PIPE Consideration”).  Concurrently with such sale and issuance, Dynegy and Terawatt entered into an Investor Rights Agreement (the “Investor Rights Agreement”).

Under the Investor Rights Agreement, Terawatt will be subject to a customary standstill obligation with respect to Dynegy for a period ending on (i) the 6-month anniversary of the first date Terawatt and certain affiliates cease to hold, collectively, at least 10% of the then-outstanding shares of Common Stock or (ii) upon Dynegy entering into or becoming subject to certain change-of-control transactions. The Investor Rights Agreement also subjects Terawatt to a customary lock-up period with respect to dispositions of the PIPE Shares (other than dispositions of shares to certain affiliates) for a period of 6 months after the Closing Date.

The Investor Rights Agreement grants Terawatt a right of first refusal with respect to the issuance of its pro rata share of any Dynegy equity securities that would rank senior to the Common Stock until the earlier to occur of (i) the first date that Terawatt and its affiliates cease to hold, collectively, at least 7.5% of the then-outstanding shares of Common Stock and (ii) 3 years after the Closing Date.

Under the Investor Rights Agreement, Terawatt has the right to nominate 1 individual for election to Dynegy’s Board of Directors (the “Board”) until such time that (i) Terawatt and its affiliates to which it has transferred its shares in accordance with the Investor Rights Agreement cease to hold, collectively, at least 10% of the then-outstanding shares of Common Stock or (ii) Terawatt materially breaches its standstill obligations under the Investor Rights Agreement.

The Investor Rights Agreement further provides that, until such time that (i) Terawatt and certain affiliates of Terawatt cease to hold, collectively, at least 10% of the then-outstanding shares of Common Stock or (ii) Dynegy consummates a change-of-control transaction, Terawatt shall vote, or cause to be voted, any shares of Common Stock it holds as recommended by the Board.

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated by reference in this Item 1.01.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

Delta Acquisition

On the Closing Date, Atlas Power Finance, LLC, a wholly owned subsidiary of Dynegy (“Purchaser”), completed the previously announced acquisition (the “Delta Acquisition”) of all of the issued and outstanding common stock of GDF SUEZ Energy North America, Inc., a Delaware corporation (“Target”). The Delta Acquisition occurred pursuant to the terms of the Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016 (the “A&R Delta Stock Purchase Agreement”), by and among Purchaser, Target and International Power, S.A., a “societe anonyme” under the laws of Belgium (“Seller”), as amended by the First Amendment to Amended and Restated Stock Purchase Agreement, dated as of January 24, 2017 (the “First Amendment”), by and among Purchaser, Target and Seller.

Dynegy used the PIPE Consideration to fund a portion of the purchase price payable to Seller in the Delta Acquisition. The summary of the Investor Rights Agreement, and the transactions contemplated thereby, in Item 1.01 of this Current Report is incorporated by reference in this Item 2.01. The summary of the PIPE Stock Purchase Agreement, and the transactions contemplated thereby, in Item 1.01 of the Initial 8-K is incorporated by reference in this Item 2.01.

Additional information regarding the Delta Acquisition was previously disclosed in Item 1.01 of the Initial 8-K and Item 1.01 of Dynegy’s Current Report on Form 8-K filed on June 28, 2016, which additional information is incorporated by reference in this Item 2.02.

The foregoing description of the Delta Acquisition, the A&R Delta Stock Purchase Agreement and the First Amendment is subject to and qualified in its entirety by reference to the full text of the A&R Delta Stock Purchase Agreement and the First Amendment, copies of which are attached as Exhibit 2.1 hereto and Exhibit 2.2 hereto, respectively, and the terms of which are incorporated by reference in this Item 2.02.

Dynegy will file with the SEC by amendment to this Current Report on Form 8-K the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X not later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

A&R Interim Sponsors Agreement Payment

As previously disclosed in Dynegy’s Current Report on Form 8-K filed on June 15, 2016, Dynegy entered into an Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016 (the “A&R Interim Sponsors Agreement”), by and among Dynegy, certain affiliated investment funds of Energy Capital Partners III, LLC (the “ECP Funds”), Atlas Power, LLC, a Delaware limited liability company and a wholly owned subsidiary of Dynegy, and Terawatt. Pursuant to the A&R Interim Sponsors Agreement, among other things, Dynegy acquired from the ECP Funds all of the ownership interests they held in Atlas Power, LLC and Dynegy agreed to pay the ECP Funds $375 million no later than 3 months after the closing of the Delta Acquisition. On the Closing Date, Dynegy paid the ECP Funds $375 million in satisfaction of such obligation.

The foregoing summary of the A&R Interim Sponsors Agreement, and the transactions contemplated thereby, in Item 1.01 of Dynegy’s Current Report on Form 8-K filed on June 28,

2016, and in Item 1.01 of Dynegy’s Current Report on Form 8-K filed on June 15, 2016, are incorporated by reference in this Item 2.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the PIPE Stock Purchase Agreement and the Investor Rights Agreement, on the Closing Date, the Board increased its size from 7 to 8 and appointed Tyler Reeder to fill the newly created vacancy.

Mr. Reeder is a Partner of ECP and is involved in all areas of ECP’s investment activities, with a particular emphasis on fossil power generation and environmental infrastructure and services. He also serves as President of Terawatt and Terawatt Holdings GP, LLC. Mr. Reeder currently serves on the private boards of ADA Carbon Solutions, LLC, Broad River Power Holdings, LLC, CE2 Carbon Capital, LLC, Empire Gen Holdings, Inc., Terra-Gen, LLC, EnergySolutions, Inc. and Granite Holdings, Inc. (parent company of Wheelabrator Technologies, Inc.). Mr. Reeder received a B.A. in Economics from Colgate University.

Mr. Reeder will serve on the Finance and Commercial Oversight Committee of the Board. There are no arrangements or understandings between Mr. Reeder and any other person pursuant to which Mr. Reeder was selected as a director, other than the PIPE Stock Purchase Agreement and the Investor Rights Agreement. Mr. Reeder will not be compensated for his service on the Board, but he will receive the same reimbursement of reasonable out-of-pocket expenses as Dynegy’s other non-management directors, as described in Dynegy’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2016.

Mr. Reeder has no direct or indirect material interest in any transaction required to be disclosed by Dynegy pursuant to Item 404(a) of Regulation S-K, other than (i) the PIPE Stock Purchase Agreement, the Investor Rights Agreement and the transactions contemplated thereby, (ii) the A&R Interim Sponsors Agreement, and the transactions contemplated thereby, (iii) the Stock Purchase Agreement, dated August 21, 2014 (as amended, the “EquiPower Agreement”), by and among certain affiliated investment funds of ECP, EquiPower Resources Corp., Dynegy Resource II, LLC and Dynegy, and the transactions contemplated thereby, and (iv) the Stock Purchase Agreement and Agreement and Plan of Merger, dated August 21, 2014 (the “Brayton Agreement”), by and among Dynegy Resource III, LLC, Dynegy Resources III-A, LLC, certain affiliated investment funds of ECP, Brayton Point Holdings, LLC and Dynegy, and the transactions contemplated thereby.

The summary of the PIPE Stock Purchase Agreement, and the transactions contemplated thereby, in Item 1.01 of the Initial 8-K is incorporated by reference in this Item 5.02. The summaries of the Investor Rights Agreement, and the transactions contemplated thereby, in Item 1.01 of the Initial 8-K and Item 1.01 of this Current Report on Form 8-K are incorporated by reference in this Item 5.02. The summaries of the A&R Interim Sponsors Agreement, and the transactions contemplated thereby, in Item 1.01 of Dynegy’s Current Report on Form 8-K filed on June 28, 2016, and in Item 1.01 of Dynegy’s Current Report on Form 8-K filed on June 15, 2016, are incorporated by reference in this Item 5.02. The summaries of the EquiPower

Agreement and the Brayton Agreement, and the transactions contemplated thereby, in Item 1.01 of Dynegy’s Current Report on Form 8-K filed on August 26, 2014, and in Item 2.01 of Dynegy’s Current Report on Form 8-K filed on April 7, 2015, are incorporated by reference in this Item 5.02.

Item 7.01                                           Regulation FD Disclosure.

On the Closing Date, Dynegy issued a press release announcing completion of the Delta Acquisition. A copy of Dynegy’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A. (incorporated by referenced from Exhibit 2.1 to Dynegy Inc.’s Current Report on Form 8-K filed on June 28, 2016)*

2.2**	First Amendment to Amended and Restated Stock Purchase Agreement, dated as of January 24 2017, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A.
10.1**	Investor Rights Agreement, dated as of February 7, 2017, by and between Dynegy Inc. and Terawatt Holdings, LP
99.1**	Press Release dated February 7, 2017

*                               Schedules (and similar attachments) to the A&R Delta Stock Purchase Agreement and the First Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dynegy will furnish the omitted schedules (and similar attachments) to the Securities and Exchange Commission upon request by the Commission.

**                        Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: February 8, 2017	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Amended and Restated Stock Purchase Agreement, dated as of June 27, 2016, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A. (incorporated by referenced from Exhibit 2.1 to Dynegy Inc.’s Current Report on Form 8-K filed on June 28, 2016)*

2.2**	First Amendment to Amended and Restated Stock Purchase Agreement, dated as of January 24 2017, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A.
10.1**	Investor Rights Agreement, dated as of February 7, 2017, by and between Dynegy Inc. and Terawatt Holdings, LP
99.1**	Press Release dated February 7, 2017

*                               Schedules (and similar attachments) to the A&R Delta Stock Purchase Agreement and the First Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dynegy will furnish the omitted schedules (and similar attachments) to the Securities and Exchange Commission upon request by the Commission.

**                        Filed Herewith